Thrivent Variable Life Account I

Thrivent Variable Insurance Account A

TLIC Variable Insurance Account A

Thrivent Variable Annuity Account I

Thrivent Variable Annuity Account II

Thrivent Variable Annuity Account A

Thrivent Variable Annuity Account B

TLIC Variable Annuity Account A

Supplement to Prospectuses dated April 30, 2013

Thrivent Partner Worldwide Allocation Portfolio

Effective September 25, 2013, the prospectuses for Contracts offered above will be amended to reflect the replacement of Victory Capital Management Inc. (“Victory”) by Goldman Sachs Asset Management, L.P. (“GSAM”) as the subadviser to the portion of Thrivent Partner Worldwide Allocation Portfolio that has been managed by Victory. The supplement to the prospectus for Thrivent Series Fund, Inc. dated August 22, 2013 contains additional information about GSAM.

Thrivent Partner All Cap Growth Portfolio

Thrivent Partner All Cap Value Portfolio

Thrivent Partner Socially Responsible Stock Portfolio

As a result of the mergers of Thrivent Partner All Cap Growth Portfolio, Thrivent Partner All Cap Value Portfolio, and Thrivent Partner Socially Responsible Stock Portfolio into Thrivent Large Cap Stock Portfolio (described in the supplement dated August 6, 2013), the prospectuses for Contracts offered above are hereby amended to delete all references to the following subadvisers: Calvert Investment Management, Inc., Atlanta Capital Management Company, LLC, Calamos Advisors LLC, and OppenheimerFunds, Inc.

The date of this Supplement is August 22, 2013

Thrivent Financial for Lutherans

Service Center

4321 North Ballard Road

Appleton, WI 54919-0001

Please include this Supplement with your Prospectus

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